UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2016

Hardinge Inc.
(Exact name of registrant as specified in its charter)

New York	000-15760	16-0470200
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Hardinge Drive Elmira, NY		14902
(Address of principal executive offices)		(Zip Code)

(607) 734-2281
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 28, 2016, Hardinge Inc. (the “Company”) held its 2016 Annual Meeting of Shareholders (the “Annual Meeting”). The total number of shares (excluding fractional amounts) of the Company’s common stock, par value $0.01 per share, voted in person or by proxy at the Annual Meeting was 11,318,773 representing approximately 87.95% of the 12,869,771 shares outstanding and entitled to vote at the Annual Meeting. All non-advisory matters voted upon at the Annual Meeting were approved with the required votes. The Company’s shareholders also voted on an advisory basis in favor of (i) the Company’s executive compensation policies and practices and (ii) a shareholder proposal regarding declassification of the Company's Board of Directors. The matters that were voted upon at the Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of the abstentions and broker non-votes as to each such matter, where applicable, are set forth below:

Proposal 1 Election of Directors

The Company’s shareholders elected two Class I Directors to each serve for a three-year term expiring at the 2019 Annual Meeting, or when their respective successors have been duly elected and qualified. The Company's shareholders also elected one Class III Director to serve for a term expiring at the 2018 Annual Meeting, or when his successor has been duly elected and qualified. The voting results, excluding fractional amounts, were as follows:

Class I Directors

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Mitchell I. Quain	8,537,665	632,678	2,148,430
Richard L. Simons	8,607,091	563,252	2,148,430

Class III Director

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Benjamin L. Rosenzweig	8,709,732	460,611	2,148,430

Proposal 2 Ratification of the Appointment of Independent Auditor

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending December 31, 2016. The voting results, excluding fractional amounts, were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS
11,069,754	228,782	20,237

Proposal 3 Advisory Vote on Executive Compensation

The Company’s shareholders voted on an advisory basis in favor of the Company's executive compensation policies and practices. The voting results, excluding fractional amounts, were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
8,787,978	148,597	233,768	2,148,430

Proposal 4 Advisory Vote on Shareholder Proposal

The Company’s shareholders voted on an advisory basis in favor of the shareholder proposal to declassify the terms of the members of the Company’s Board of Directors such that all Directors are to stand for election on an annual basis. Based upon the terms of the shareholder proposal, in the event that the shareholders approve an amendment to the Restated Certificate of Incorporation at the 2017 Annual Meeting of Shareholders, the classified Board of Directors would be eliminated with each of the existing unexpired Director terms running to their conclusion. The voting results, excluding fractional amounts, were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
7,929,228	184,558	1,056,557	2,148,430

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hardinge Inc.
(Registrant)
Date	June 30, 2016
/s/ Douglas J. Malone
Douglas J. Malone Vice President and Chief Financial Officer